Exhibit 10.41
_______________

c/o WildStar Partners LLC

110 E. Atlantic Ave

Suite 200

Delray Beach FL 33444

February 16, 2023

Constellation Brands, Inc.

207 High Point Drive, Bldg. 100

Victor, NY 14564

Attn: James O. Bourdeau, Executive Vice President and Chief Legal Officer

Re: Waiver of FL office benefit
Dear Jim,

Reference is made to the Reclassification Agreement, dated as of June 30, 2022, by and among Constellation Brands, Inc. (the “Company”) and the persons named therein (the “Reclassification Agreement”). Capitalized terms used and not defined in this letter have the meanings ascribed thereto in the Reclassification Agreement.
I hereby waive, effective as of the date above, the Company’s obligation pursuant to clause (x) of the last sentence of Section 5.8(A)(i) of the Reclassification Agreement to provide to me an office in the Company’s Florida location for up to six months following the Reclassification Effective Time.

Sincerely,

______________________________
[Name]

cc:    Kirkland & Ellis LLP
    601 Lexington Avenue
    New York, NY 10022
    Attn: Eric L. Schiele, David M. Klein, Carlo Zenkner